Exhibit 99.2

Fourth Quarter and Full Year 2010 Earnings Conference Call February 15, 2011

1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include assumptions regarding expectations or estimates of future financial and operating results or events, industry and market trends and other market opportunities for Grubb & Ellis. The information in this presentation discusses the state of Grubb & Ellis' business as of the date of presentation. Grubb & Ellis does not assume any obligation to update or correct any information covered herein. There are a number of risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our annual report on Form 10-K/A, Form 8-K filed on February 10, 2011, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. We may make certain statements during the course of this presentation which include references to "non-GAAP financial measures," as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward Looking Statements

2 Fourth Quarter Financial Results Steady progress throughout 2010

SF under management: 255 MSF Renewals/ Expansions: 14 New relationships: 6 clients Manhattan alliance 3 Healthcare REIT II Assets under management: $193.4 M Equity raise: $136.9 M Acquisitions: 14 Key Metrics: Full-Year Highlights Investment Management Leasing: up 25% Sales: up 92% Recruiting: 122 senior brokers New services: Debt & Equity Valuation New offices: 7 Management Services Transaction Services

GRUBB & ELLIS
From Insight to Results

Q4 Notable Transactions / Assignments



NEW YORK
Cabrini Medical Center
- Sale of 400,000 SF healthcare complex
- $83.1 M total consideration



LOUISVILLE
Meridian Realty Investments
- Sale of 723,000 SF office building
- $115 M total consideration



SEATTLE
MRS Investments
- Sale of 313,000 SF two-building industrial portfolio
- $37.9 M total consideration



DENVER
Pacific Star Capital
- Sale 146,000 SF shopping center
- $22 M total consideration



WASHINGTON, D.C.
Cityline/DLJ Real Estate Capital Partners
- Sale of 736,000 SF office portfolio
- $140 M total consideration



FLORIDA
Cabot Investments
- Management for 1.3 MSF office portfolio



NEWPORT BEACH
Pacific Convenience & Fuels LLC
- Disposition assignment for 94 assets in 13 states



PHILADELPHIA
Executive Terrace Investors, L.P.
- Sale of 132,000 SF office building
- $26.5 M total consideration

4

Separately managed subsidiaries Daymark Realty Advisors Daymark Capital Corporation New reporting segment which includes majority of legacy NNN business Capabilities Specialize in managing tenant-in-common programs 8,700 multi-family units and 33 MSF of commercial property Structured finance and asset management services 5 Daymark

18% 6 Financial Results 9% $527.9 $575.5 * TS up 36% year over year TS posted $10M improvement year over year

7 Revenue by Segment (in millions) Q4 2010 Q4 2009 FY 2010 FY 2009 Transaction Services $79.4 $54.6 $236.2 $173.4 Management Services 66.7 75.1 274.6 274.9 Investment Management 7.3 7.5 21.3 30.4 Daymark 6.2 5.8 21.9 26.7 Rental Related (1) 3.9 5.7 21.5 22.5 TOTAL $163.5 $148.7 $575.5 $527.9 (1) Rental revenue includes $1.9M and $1.9M, respectively, of revenue related to an asset held for investment for the quarter, and $7.9M and $7.5M, respectively, for the year.

Three Months Ended Three Months Ended Three Months Ended Year Ended Year Ended Year Ended December 31 December 31 December 31 December 31 December 31 December 31 2010 2009 2010 2009 Direct Costs Transaction commissions and related costs $ 57.8 $ 40.1 $ 176.3 $ 130.7 Reimbursable salaries, wages and benefits 48.2 53.4 201.1 203.1 Rental related 2.7 4.4 16.5 18.2 108.7 97.9 393.9 352.0 Overhead Expense Compensation costs 32.0 30.1 120.8 122.9 General and administrative 21.4 19.3 74.9 74.4 53.4 49.4 195.7 197.3 Other Cash Expense Interest expense 2.3 2.4 8.5 13.1 Severance and other charges 1.3 - 5.9 - 3.6 2.4 14.4 13.1 Other Non-Cash Expense Stock based compensation 1.7 2.1 9.1 10.9 Amortization of signing bonuses 1.8 1.8 7.1 7.5 Depreciation and amortization 3.9 3.4 12.7 11.7 Provision for doubtful accounts (1) 4.4 1.5 9.4 24.8 Real estate related impairments (recoveries) (1.7) 0.8 0.9 15.3 Intangible asset impairment 0.8 0.2 2.8 0.7 10.9 9.8 42.0 70.9 Total Operating Expense $ 176.6 $ 159.5 $ 646.0 $ 633.3 8 Expenses (in millions) (1) Includes $3.5M and $1.7M, respectively, of charges related to sponsored programs for the quarter and $6.5M and $23.3M, respectively, for the year.

9 Balance Sheet Data Cash: $30.9 million at Dec. 31, 2010 Q1 2011 sale of note for $6.1 million of net proceeds Debt (1) $16.3 million senior notes mature 2013 (2) $31.5 million convertible notes mature 2015 $10.0 million recourse mortgage debt matures 2017 Sold one of two remaining assets held for investment prior to December 31, 2010 (1) Excludes $60M of non-recourse mortgage debt in 2017. (2) Assumes exercise by company of two one-year extension options.

10 Market Dynamics Source: Real Capital Analytics Sources: CoStar (retail), Reis (multifamily), Grubb & Ellis (office & industrial) Industry Sales Volume 120%

11 Achieving Sustained Profitability

12 Appendix

GRUBB & ELLIS
From Insight to Results

Reconciliation of Net (Loss) Income to Adjusted EBITDA

(in thousands) (unaudited)	Three Months Ended December 31		Year Ended December 31	
	2010	2009	2010	2009
Net (loss) income attributable to Grubb & Ellis Company	$ (10,735)	$ 16,831	$ (66,780)	$ (78,838)
Interest expense, depreciation and amortization				
from discontinued operations	1,085	1,617	4,460	5,772
Interest expense	2,347	2,423	8,504	13,138
Interest income	(220)	(83)	(428)	(555)
Depreciation and amortization	3,927	3,353	12,665	11,727
Taxes	(577)	(1,707)	(78)	(975)
EBITDA [1]	(4,173)	22,434	(41,657)	(48,731)
Gain related to the repayment of the credit facility, net	-	(21,935)	-	(21,935)
Other discontinued operations	(2,314)	(5,023)	(5,522)	(7,948)
Charges related to sponsored programs	3,464	1,744	6,530	23,348
Real estate related impairments (recoveries)	(1,714)	757	859	15,305
Intangible asset impairment	792	155	2,769	738
Stock based compensation	1,721	2,144	9,147	10,876
Amortization of signing bonuses	1,779	1,831	7,058	7,535
Severance and other charges	1,345	-	5,880	-
Real estate operations	(858)	(975)	(3,805)	(3,497)
Other	(10)	(32)	(913)	1,319
Adjusted EBITDA [1]	$ 32	$ 1,100	$ (19,654)	$ (23,990)

[1] EBITDA represents earnings before net interest expense, interest income, income taxes, depreciation, amortization, discontinued operations and impairments related to intangible assets. Management believes EBITDA is useful in evaluating our performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisition, which items may vary for different companies for reasons unrelated to overall operating performance. Management uses Adjusted EBITDA as an internal management measure for evaluating performance and as a significant component when measuring performance under employee incentive programs. Management considers Adjusted EBITDA an important supplemental measure of our performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present Adjusted EBITDA when reporting their results. Management also believes that Adjusted EBITDA is a useful tool for measuring our ability to meet its future capital expenditures and working capital requirements. EBITDA and Adjusted EBITDA are non-GAAP measures of performance. EBITDA and Adjusted EBITDA are not substitutes for GAAP net income or cash flow and do not provide a measure of our ability to fund future cash requirements. Other companies may calculate EBITDA and Adjusted EBITDA differently than we have and, therefore, EBITDA and Adjusted EBITDA have material limitations as a comparative performance measure. Furthermore, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow for management's discretionary use, as they do not consider certain cash requirements such as tax and debt service payments.